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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                               ------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported): September 21, 2001


                          Forest City Enterprises, Inc.
                          -----------------------------
               (Exact Name of Registrant as Specified in Charter)


             Ohio                       1-04372                 34-0863886
             ----                       -------                 ----------
(State or Other Jurisdiction          (Commission              (IRS Employer
       of Incorporation)              File Number)          Identification No.)


Terminal Tower, 50 Public Square, Suite 1100, Cleveland, Ohio           44113
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(Address of Principal Executive Offices)                              (Zip Code)


Registrant's telephone number, including area code (216) 621-6060
                                                    -------------


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ITEM 5.  OTHER EVENTS.

     We at Forest City Enterprises, Inc. express our condolences and deepest sympathy to all victims and their families of the vicious terrorist attacks on the World Trade Center and the Pentagon. We also express our appreciation and gratitude for the heroism and sacrifice of the men and women of the United States' armed forces, the police and fire departments of both New York City and Washington, D.C., the many medical personnel who have donated time and the ordinary citizens who have voluntarily joined in the rescue and recovery efforts. Our thoughts and prayers are with the many people and organizations who are suffering from this terrible tragedy.

     Our only project directly affected by the terrorist attacks on the World Trade Center is comprised of our Battery Park City specialty retail center and the adjoining Embassy Suites hotel. While we believe that the physical damage to this project is cosmetic rather than structural, this project is currently closed. We believe that we have adequate insurance to cover the losses incurred in connection with the interruption of business and physical damage to this project. We cannot predict when this project will return to normal operation.

     Although it is too early to determine how this national tragedy will impact our operating real estate portfolio and development pipeline, it is highly likely that our hotels will have significantly reduced occupancy rates, which will negatively impact the results of operations of our hotels and, accordingly, negatively impact our operating results. On the other hand, we expect to receive a benefit from the reduction in interest rates in our business overall.

     The terrorist attacks have negatively impacted, and may continue to negatively impact, the U.S. economy in general, the retail environment and the New York City metropolitan area, where we have a significant presence. These and other developments arising out of the attacks may make the occurrence of one or more of the important factors discussed under "Risk Factors" in our Preliminary Prospectus Supplement, dated September 4, 2001, more likely to occur.

     This Form 8-K contains statements that constitute "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are not historical facts but instead represent only our beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of our control. It is possible that our actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Additional information concerning factors that could cause actual results to differ materially from those in the forward-looking statements include, but are not limited to, our substantial leverage and the ability to service debt, guarantees under our credit facility, changes in interest rates, continued availability of tax-exempt government financing, the sustainability of substantial operations at the subsidiary level, real estate development and investment risks, significant geographic concentration, illiquidity of real estate investments, dependence on rental income from real property, reliance on major tenants, conflicts of interest, competition, potential liability from syndicated properties, availability and sufficiency of insurance and effects of uninsured loss, environmental liabilities, partnership risks, litigation risks and other risk factors as disclosed from time to time in the our filings with the Securities and Exchange Commission, including, but not limited to, our Preliminary Prospectus Supplement, dated September 4, 2001. We disclaim any obligation, other than as may be imposed by law, to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        Forest City Enterprises, Inc.

                                        By: /s/ Thomas G. Smith
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                                            Name: Thomas G. Smith
                                            Title: Executive Vice President and
                                                   Chief Financial Officer

Date: September 21, 2001